Supplement to the
Fidelity Advisor® Equity Income Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2024
Prospectus
Effective after the close of business on or about February 3, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.
Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Equity Income Fund and Fidelity® Equity Dividend Income Fund pursuant to which Fidelity Advisor® Equity Income Fund would be reorganized on a tax-free basis with and into Fidelity® Equity Dividend Income Fund.
Each fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, each fund will consider the potential for achieving capital appreciation.
As a result of the Reorganization, shareholders of each class of Fidelity Advisor® Equity Income Fund will receive shares of the corresponding class of Fidelity® Equity Dividend Income Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Equity Income Fund in exchange for corresponding shares of Fidelity® Equity Dividend Income Fund equal in value to the net assets of Fidelity Advisor® Equity Income Fund and the assumption by Fidelity® Equity Dividend Income Fund of all of the liabilities of Fidelity Advisor® Equity Income Fund. After the exchange, Fidelity Advisor® Equity Income Fund will distribute the Fidelity® Equity Dividend Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Equity Income Fund. As a result, shareholders of Fidelity Advisor® Equity Income Fund will become shareholders of Fidelity® Equity Dividend Income Fund (these transactions are collectively referred to as the “Reorganization”).
Shareholders of Fidelity Advisor® Equity Income Fund will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board’s considerations in approving the Agreement.

The Reorganization, which does not require shareholder approval, is expected to take place on or about March 28, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Equity Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
In connection with the Reorganization, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of Fidelity Advisor® Equity Income Fund unless and until the registration statement becomes effective. Shareholders should read the information statement/prospectus, which contains important information about the Reorganization, when it becomes available. For a free copy of the information statement/prospectus, please contact Fidelity at 1-877-208-0098. The information statement/prospectus will also be available on the Securities and Exchange Commission’s website (www.sec.gov).
For more detailed information, please contact Fidelity at 1-877-208-0098.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.59%A,B	0.58%A,B	0.61%A,B	0.60%A,B	0.46%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.02%B	0.02%B	0.02%B	0.01%B	0.01%B
Total annual operating expenses	0.86%	1.10%	1.63%	0.61%	0.47%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% for Class A, 0.19% for Class M, 0.23% for Class C, 0.21% for Class I, and 0.07% for Class Z was previously charged under the services agreements.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$658	$658	$458	$458	$266	$166	$62	$62	$48	$48
3 years	$834	$834	$687	$687	$514	$514	$195	$195	$151	$151
5 years	$1,024	$1,024	$935	$935	$887	$887	$340	$340	$263	$263
10 years	$1,575	$1,575	$1,643	$1,643	$1,727	$1,727	$762	$762	$591	$591

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.59% for Class A, 0.58% for Class M, 0.62% for Class C, 0.60% for Class I, and 0.46% for Class Z. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

EPI-PSTK-1224-139 1.756211.139	December 2, 2024